                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SECTION 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


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[ ]  Definitive Additional Materials
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                      American Plumbing & Mechanical, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


-------------------------------------------------------------------------------
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

                      AMERICAN PLUMBING & MECHANICAL, INC.

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 29, 2003

================================================================================

TO THE STOCKHOLDERS OF AMERICAN PLUMBING & MECHANICAL, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of American Plumbing & Mechanical, Inc., a Delaware corporation ("Company"), will be held on Thursday, May 29, 2003, at 3:00 pm, local time, at the Marriott North Hotel, 2600 La Frontera Blvd., Round Rock, Texas to consider and vote upon the following matters:

         1.       Election of three (3) Class I Directors.


         2. Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Stockholders of record at the close of business on April 15, 2003 ("Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. The above items will require the affirmative vote of the majority of the issued shares of the common stock of the Company, outstanding on the Record Date and entitled to vote, present in person or represented by proxy. All stockholders are cordially invited and encouraged to attend the Annual Meeting in person.

         IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE.


                                 By order of the Board of Directors


                                 /s/ Robert A. Christianson
                                 ---------------------------------------------
                                 Robert A. Christianson, Chairman of the Board

                      AMERICAN PLUMBING & MECHANICAL, INC.
                             1950 LOUIS HENNA BLVD.
                             ROUND ROCK, TEXAS 78664

                                 --------------

                                 PROXY STATEMENT
                   FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

                                 --------------



                               VOTING INFORMATION


         The accompanying proxy is solicited by the Board of Directors of American Plumbing & Mechanical, Inc. ("AMPAM", the "Company", "we" or "us") in connection with the annual meeting of stockholders to be held on May 29, 2003, at 3:00 p.m. local time, at the Marriott North Hotel, 2600 La Frontera Blvd., Round Rock, Texas.

         Stockholders recorded in our stock register on April 15, 2003 may vote at the meeting. As of such date, there were 13,211,383 shares of common stock, 331,116 shares of Class B common stock and 524,410 shares of Series A preferred stock outstanding. Each share of common stock has one vote, each share of Class B common stock has one-fourth vote and each share of Series A preferred stock has one vote on each matter submitted to a vote of the stockholders. In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available during business hours at the location of the annual meeting on the date of the meeting and for the ten days preceding the meeting at our office located at 1950 Louis Henna Blvd. Round Rock, Texas 78664.

         Your vote is important. You may vote in person at the meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the meeting. You may always change your vote at the meeting. Giving us your proxy means that you authorize us to vote your shares at the meeting in the manner you indicated on your proxy card. You may vote for all, some or none of our director candidates or you may abstain from voting.

         If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of the director candidates. If any other matters are properly raised at the meeting, we will vote the shares in accordance with our best judgment and discretion, unless authority to do so is withheld by you in the proxy card.

         You may revoke your proxy before it is voted by giving written notice to our Secretary, by submitting a new proxy with a later date or by voting in person at the meeting.

         In order to carry on the business of the meeting, our bylaws require that at least a majority of the outstanding shares entitled to vote must be represented at the meeting, either in person or by proxy.

         The director candidates in Class I receiving the most votes will be elected to fill the open positions in that class on the Board of Directors. Abstentions will not affect the election of directors.

         An abbreviated proxy statement and the accompanying proxy card and notice of meeting are being mailed to our stockholders on or about April 30, 2003.

                           INFORMATION ABOUT DIRECTORS


         Our Board of Directors is divided into three classes having staggered terms of three years each. The term of office of the directors in Class I expires at this year's meeting. The terms of office of the Class II and Class III directors will expire in 2004 and 2005, respectively. At each annual meeting of stockholders, directors are elected to succeed the class of directors whose terms have expired.

         The Board's nominees for Class I directors are Richard M. Pollard, Lloyd C. Smith and Stephen A. Turner. If any nominee becomes unavailable for election, the Board of Directors can name a substitute nominee and proxies will be voted for such nominee pursuant to discretionary authority, unless withheld.

         Information about each of the nominees and the continuing directors is set forth below:

Nominees for Class I Directors--Term Expiring 2006

         RICHARD M. POLLARD, age 67, has been a director since February 2000. Since 1997, Mr. Pollard has been an independent financial consultant. Mr. Pollard was with Deloitte & Touche LLP from 1956 to 1996, most recently as a senior partner.

         LLOYD C. SMITH, age 59, has been a director and President and Chief Operating Officer of AMPAM's Multifamily and Heating, Ventilation and Air Conditioning Operations since April 2001. Mr. Smith has served as the Chief Executive Officer of AMPAM LDI Mechanical, Inc. since March 2000. From 1986 through March 2000, Mr. Smith was the President of Lindy Dennis Industries, which was acquired by AMPAM in March 2000.

         STEPHEN F. TURNER, age 46, has been a director since February 2000. Mr. Turner has been the Chief Executive Officer of AMPAM Atlas Plumbing LLC since its acquisition by AMPAM in September 1999. Mr. Turner was the Chief Executive Officer of Atlas Plumbing & Mechanical, Inc. from its founding by Mr. Turner in 1981 through September 1999.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR.



Continuing Director elected by Class B Shareholders

         JAMES A. CROSON, age 71, was a director from April 1999 to February 2000, and was reelected to the Board of Directors in May 2000. Since April 1999, Mr. Croson has served as Chief Executive Officer of AMPAM J.A. Croson. Mr. Croson was President of J.A. Croson Company of Florida from 1989 until 1997, and served as its Chief Executive Officer until it was acquired by AMPAM in April 1999. Mr. Croson is also a member of the Equal Business Access Committee for the Associated Contractors of America.

Continuing Class II Directors--Term Expiring 2004

         ROBERT A. CHRISTIANSON, age 58, has been a director and the Chief Executive Officer since April 1999. Mr. Christianson was elected Chairman of the Board in February 2000. Mr. Christianson was Chief Executive Officer of Christianson Enterprises, Inc. from 1980 until its acquisition by AMPAM in April 1999. Mr. Christianson has over 37 years of experience in the plumbing and mechanical contracting services industry and is a past president of the Plumbing, Heating and Cooling Contractors Association of Texas.

         ALBERT W. NIEMI, JR., age 60, has been a director since April 1999. Since 1997 Dr. Niemi has been the John and Debbie Tolleson Dean of the Edwin L. Cox School of Business at Southern Methodist University. Dr. Niemi's areas of expertise include economic growth, economic forecasting and history of American business. Dr. Niemi served as dean of the School of Business at the University of Alabama at Birmingham for the 1996-1997 academic year and as dean of the Terry College of Business from 1982 through 1996.

         MICHAEL E. WORKMAN, age 59, was elected in February 2000. Dr. Workman served on the faculty of Texas A&M University from 1980 to 1999, and is currently a Professor Emeritus of Texas A&M. Dr. Workman also provides consulting services to the distribution and contracting industry.

         Continuing Class III Directors--Term Expiring 2005

         DAVID C. BAGGETT, age 41, has been a director since April 1999. Mr. Baggett was the President of AMPAM from May 2001 and Chief Financial Officer of AMPAM from August 1998 through April 2003. From March 1997 to August 1998, Mr. Baggett was the Senior Vice President and Chief Financial Officer of Kelley Oil & Gas Corporation. Before March 1997, Mr. Baggett was the partner in charge of energy and corporate finance for the Houston office of Deloitte & Touche LLP.

         SUSAN O. RHENEY, age 43, has been a director since April 1999. Ms. Rheney is a private investor and was formerly a principal of The Sterling Group, L.P., a private financial and investment organization, from 1992 until 2000. Ms. Rheney is a director of Texas Petrochemical Holdings, Inc., and serves as a member of its audit and finance committees.

         CHARLES E. PARKS III, age 44, has been a director since April 2001. Since September 1999, Mr. Parks has served as President of AMPAM Parks. Prior to that time, Mr. Parks served as the Chief Executive Officer (1997-1999) and Vice President (1983-1997) of Parks Mechanical Construction Corporation, which was acquired by AMPAM in September 1999.

         Robert W. Sherwood resigned his Class II director seat on or about February 5, 2003. This director seat remains vacant.

BOARD ORGANIZATION AND COMMITTEES

         Our Board of Directors directs the management of AMPAM's business and has established two committees to help carry out its duties. The Board held five meetings during 2002, and the committees held a total of fifteen meetings. Each director attended more than 75% of the meetings of the Board of Directors and the committees on which he or she served. Our Board of Directors had the following committees in 2002:

         The AUDIT COMMITTEE was composed of three members that were independent of management: Dr. Niemi, Mr. Pollard and Ms. Rheney. This committee oversees accounting and internal control matters, recommends to the Board of Directors the selection of independent public accountants to audit the financial statements of AMPAM and its subsidiaries and reviews and approves the plan and scope of the independent public accountants' audit and any non-audit services and related fees. The Audit Committee's report begins on page 10. The Audit Committee met eleven times in 2002. The Board of Directors has determined that at least one member of the Audit Committee is an "audit committee financial expert".

         The COMPENSATION COMMITTEE was composed of three members: Ms. Rheney, Mr. Smith and Dr. Workman. This committee oversees compensation and benefits of executive officers and administers AMPAM's stock incentive plan. The Compensation Committee's report begins on page 8. The Compensation Committee met four times in 2002.

COMPENSATION OF DIRECTORS

         Directors who are employees of AMPAM or one of its subsidiaries do not receive additional compensation for serving as directors. Each director who is not an employee of AMPAM or a subsidiary receives $5,000 at the beginning of each calendar quarter and $2,000 for attendance at each meeting of the Board and at each meeting of a committee of the Board, if such committee meeting is not held on the same day as a Board meeting. If a Board meeting or committee meeting is held telephonically, non-employee directors receive $1,000 for attending each such meeting, subject to the same qualification set forth above. Directors of AMPAM are reimbursed for reasonable out-of-pocket expenses incurred in their capacity as directors of AMPAM. Historically each non-employee director received stock options to purchase 5,000 shares of common stock upon initial election to the Board of Directors, and on April 1 of each year an option to purchase 5,000 shares of common stock if such director is a director on that date; however, no options were granted to the Company's non-employee directors on April 1, 2003.

                                 STOCK OWNERSHIP


         The following table sets forth information with respect to beneficial ownership of AMPAM's common stock and Class B common stock by (a) all persons known to AMPAM to be the beneficial owner of 5% or more of the common stock, (b) each director and nominee for director, (c) each executive officer and (d) all executive officers and directors as a group as of April 1, 2003.

         The address of each person is c/o American Plumbing & Mechanical, Inc., 1950 Louis Henna Blvd., Round Rock, Texas 78664. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                              Common Stock                 Class B Common Stock
                                          Beneficial Ownership(1)          Beneficial Ownership
                                        Shares(7)           Percent       Shares          Percent
                                       ------------      ------------   ------------   ------------
David C. Baggett                            460,000               3.1        108,372           32.7
Robert A. Christianson                    1,094,782               7.3        108,372           32.7
David A. Croson                             972,224(6)            6.5             --             --
James A. Croson                             523,417               3.5             --             --
Albert W. Niemi, Jr                          20,000               0.1             --             --
Charles E. Parks III                        334,616(5)            2.2             --             --
Richard M. Pollard                           25,000               0.2             --             --
Susan O. Rheney                              70,000(3)            0.5             --             --
Robert C. Richey                          1,784,958(2)           11.9         54,186           16.4
Lloyd C. Smith                            1,343,830               8.9             --             --
Stephen F. Turner                           578,453(4)            3.8             --             --
Michael E. Workman                           20,000               0.1             --             --

GROUP
Executive officers and directors
   (12 persons)                           7,227,280              48.1        270,930           81.8

-----------------

(1) Assumes conversion of the 524,410 shares of preferred stock and 1,297,739 vested options into the same number of shares of common stock.

(2) Of these shares, 1,412,230 are held by the Robert C. Richey Trust and 372,728 shares are held by Robert C. Richey.

(3) These shares are held by the Rheney Living Trust, of which Ms. Rheney is a trustee.

(4)      Includes 180,303 shares owned by Carol Turner, Steve Turner's wife.

(5)      These shares are held by CCCKP, LLC, of which Mr. Parks is a principal.

(6) Includes 126,231 shares owned by Katherine Croson, David Croson's wife and 95,551 shares held by Katherine Croson Custodian for Charles Croson, David Croson's son.

(7) The shares shown include the following shares that directors and executive officers have the right to acquire within 60 days through the exercise of vested stock options: Mr. Baggett, 160,000; Dr. Niemi, 20,000; Mr. Pollard, 15,000; Ms. Rheney, 20,000; and Dr. Workman, 15,000.

                               EXECUTIVE OFFICERS


         As described in "Information About Directors" above, Mr. Christianson serves as Chief Executive Officer and Mr. Smith serves as the President of Multifamily and Heating, Ventilation and Air Conditioning Operations. Mr. Baggett resigned as President and Chief Financial Officer effective on or about April 23, 2003. Mr. Baggett is still a director of the Company. Mr. Robert C. Richey resigned as Senior Vice President and Chief Operating Officer of the Company effective on or about April 18, 2002, and as a director effective on or about April 30, 2002. Mr. Sherwood resigned as Vice President - Commercial Operations on or about August 8, 2002 and as a director on or about February 5, 2003. On or about March 27, 2003, Mr. Bertaina was no longer employed by the Company. All executive officers as well as other members of the AMPAM management team, including the controller, are bound by the AMPAM Code of Conduct, which governs the expected ethics and business activities of the signors.



                             EXECUTIVE COMPENSATION


         Set forth below is information regarding compensation arrangements and benefits paid or made available to our Chief Executive Officer and our other highly compensated executive officers in 2002.

Summary Compensation Table

                                                                      Annual                    Long-Term
                                                                   Compensation            Compensation Awards
                                                              -----------------------   --------------------------
                                                                                        Restricted      Securities
                                                                                           Stock        Underlying
Name and Principal Position                         Year       Salary        Bonus         Awards        Options
----------------------------------------------   ----------   ----------   ----------   ------------   ------------
Robert A. Christianson
   Chairman of the Board of Directors,
     and Chief Executive
     Officer                                           2002   $  331,369   $       --   $         --             --
                                                       2001      303,080           --             --             --
                                                       2000      215,000      220,000             --             --


David C. Baggett
   President and Chief Financial Officer               2002      332,971           --             --             --
                                                       2001      300,811           --             --             --
                                                       2000      190,263      200,000             --             --

Robert C. Richey
   Chief Operating Officer                             2002      101,122           --             --             --
                                                       2001      299,555           --             --             --
                                                       2000      210,160      220,000             --             --

Lloyd C. Smith
   President and Chief Operating Officer
   Multifamily and Heating, Ventilation and
   Air Conditioning Operations                         2002      255,709      110,861             --             --
                                                       2001      225,886      132,400             --             --

                                                       2000      157,498           --             --             --

Rory Bertaina
   President and Chief Operating Officer -
   Single Family Operations                            2002      212,973      217,717             --             --
                                                       2001      179,798       88,107             --             --
                                                       2000      150,467           --             --             --

Bob Sherwood
   Vice President - Commercial Operations              2002      193,764           --             --             --
                                                       2001      234,168      178,472             --             --
                                                       2000      170,960           --             --             --

------------------

EMPLOYMENT AGREEMENTS

         AMPAM has entered into an executive employment agreement with Messrs. Christianson and Smith. This agreement sets forth the terms and conditions for the employment of Mr. Christianson as Chief Executive Officer. The principal terms of the agreements are as follows:

         o        Term. The term of the agreement runs until April 1, 2004.

         o Salary and Bonus Compensation. Mr. Christianson receives a base salary of $325,000, and Mr. Smith receives a base salary of $250,000 subject to a potential increase each year by the Board of Directors based on competitive survey data. In addition, Messrs. Christianson and Smith are entitled to receive a bonus at the discretion of the Compensation Committee or otherwise in accordance with any bonus plan that may be adopted by the Compensation Committee.

         o        Equity Compensation. In connection with the agreement, Mr.
                  Christianson was granted 108,372 shares of Class B common stock.

         o Other Benefits. Messrs. Christianson and Smith are eligible to participate in all of AMPAM's standard benefit plans.

         o Noncompetition and Nonsolicitation. Messrs. Christianson and Smith are bound by noncompetition and nonsolicitation covenants for the term of the agreement and for an additional year or two years based on certain circumstances.

         o Severance Benefits. If an executive officer terminates his employment for good reason or is terminated without cause, the executive officer is entitled to his full salary for the remaining term of the agreement, but not more than two years nor less than one year, and to continued health and related benefits for such period.

         o Change in Control. If, under certain specified conditions, an executive officer's employment is terminated because a change in control of AMPAM is about to occur or has occurred, the executive officer will be entitled to receive a lump sum severance payment equal to the greater of (a) three years' base salary at the then current rate or (b) the base salary for the remaining period of the initial term of the agreement. In certain limited circumstances the severance payment may be doubled or tripled. If an executive officer receives a severance payment that is subject to the excise tax on excess parachute payments, the severance payment will be increased so that, on a net after-tax basis, the officer will receive the full amount of the severance payment. AMPAM may not deduct any excess parachute payments when calculating its income tax liability.

         Messrs. Baggett, Richey and Sherwood were subject to similar employment agreements during the term of their employment and remain subject to the noncompetition and nonsolicitation terms of their agreements. The Company did not have an employment agreement with Mr. Bertaina. AMPAM has agreements with most members of senior management restricting their ability to compete. These agreements typically provide that the applicable senior management employee may not compete with AMPAM during the term of employment and for a one or two-year period following a termination for cause, a resignation or a voluntary termination of employment. The agreements also provide that employees subject to the agreements may not disclose any confidential information of AMPAM while employed by AMPAM or thereafter. The agreements also provide that the employee may not solicit AMPAM's customers or employees after leaving AMPAM's employment. As partial consideration for the execution of the confidentiality and noncompetition agreements, AMPAM grants to the employees signing such agreements options to purchase shares of AMPAM's common stock at exercise prices based on the fair market value of the common stock on the date of grant. Such options are granted pursuant to AMPAM's 1999 Stock Plan.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         The following directors were members of the Compensation Committee of our Board of Directors during all or part of 2002: Susan O. Rheney, Robert W. Sherwood, Lloyd C. Smith and Michael E. Workman. Dr. Workman and Ms. Rheney are not employees of AMPAM. None of AMPAM's executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serves on AMPAM's Board of Directors or Compensation Committee.

                          COMPENSATION COMMITTEE REPORT


COMPENSATION POLICY

         AMPAM's executive compensation policy is to have compensation programs that:

         o        strengthen the relationship between pay and performance;

         o attract, motivate, and retain experienced and qualified executives;

         o        promote overall corporate performance; and

         o provide compensation that is both externally and internally equitable.

         The Compensation Committee seeks to provide competitive salaries based upon individual performance and cash bonuses based on AMPAM's overall performance in relation to corporate objectives. In establishing individual compensation targets, the Compensation Committee considers level and nature of responsibility, experience, and its own subjective assessment of performance. In making these determinations, the Compensation Committee takes into account senior management's evaluations of performance of other officers. The Compensation Committee believes that the objectives of AMPAM's compensation policy are best served if the level of base salaries and cash bonuses of executive officers are generally able to reach the 75th percentile of the competitive market.

COMPONENTS OF COMPENSATION

         The key elements of AMPAM's executive compensation program are base salaries, cash bonuses, and stock options. The Compensation Committee evaluates each element of compensation separately and in relation to the other elements of an executive officer's total compensation package. The percentage of an executive officer's compensation that is variable or based on performance generally increases with higher levels of total compensation.

         Base Salary. The Compensation Committee's annual recommendations to the Board of Directors concerning each executive officer's base salary are based on the Compensation Committee's review of salary levels for comparable executive officer positions and its subjective evaluation of and, other than for Mr. Christianson, management's evaluation of each executive officer's individual performance and level of responsibility. Annual salary adjustments are initially recommended by the Chief Executive Officer based on his evaluation of the performance of each executive officer after considering new responsibilities and the previous year's performance. The Compensation Committee performs the same review of the Chief Executive Officer's performance. Factors with an impact on base salary levels are not assigned specific weights but are subject to adjustments by the Compensation Committee.

         Bonuses. The Compensation Committee recommended to the Board of Directors, and the Board approved, AMPAM's Corporate Bonus Plan for 2002, in which all members of the AMPAM corporate staff participate. The Corporate Bonus Plan for 2002 based its guidelines for bonuses to be awarded to the Chief Executive Officer and the President/Chief Financial Officer on overall earnings per share.

         Stock Options. A third component of executive officers' compensation is the 1999 Stock Plan, pursuant to which AMPAM grants executive officers and certain other employees options to purchase shares of common stock. The Compensation Committee grants stock options to executive officers to align their interests with the interests of the stockholders. In making grants of options, the Compensation Committee considers all factors that its members deem relevant, including corporate and individual performance and recommendations by senior management based on a subjective evaluation and perception of the officer's performance. The recommendations are made by considering such officer's contribution toward overall company performance and such officer's expected contribution toward meeting AMPAM's long-term objectives and increasing value to stockholders. Options granted to officers typically vest over a period of five years following the date of grant and are generally granted at an exercise price equal to the fair market value of the common stock at the date of the grant. The full benefit of options is realized upon appreciation of the stock value in future periods, thus providing an incentive to create value for AMPAM's stockholders through appreciation of stock value.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee considered a number of factors in approving the Chief Executive Officer's cash compensation for the fiscal year 2002. These factors included salaries of similarly situated chief executive officers, the Chief Executive Officer's contribution to the success of AMPAM in 2002, his experience in the industry and the level of compensation paid to other executive officers of AMPAM, as well as other factors discussed in the preceding paragraphs. After taking these factors into account, the Compensation Committee judged the Chief Executive Officer's cash compensation for fiscal year 2002 to be fair and appropriate.

Respectfully submitted,

Ms. Susan Rheney, Chairperson
Mr. Lloyd C. Smith
Dr. Michael E. Workman

                         CERTAIN BUSINESS RELATIONSHIPS


LEASE ARRANGEMENTS

         The following lease agreements are in place between AMPAM and its subsidiaries and the indicated members of the Board of Directors during 2002.

         AMPAM Christianson rents furniture from Contractor Resources, a company owned by Mr. Christianson. The five-year rental agreement commenced on April 1, 1999. AMPAM Christianson remitted $63,000 to Contractor Resources in 2002, and will remit $63,000 per year through the remainder of the lease.

         AMPAM RCR leases three facilities from Mr. Richey. AMPAM RCR made lease payments totaling $647,594 to Mr. Richey during the year 2002. According to the terms of these leases, base rent is increased by three percent per year. These leases expire on March 31, 2004.

         AMPAM J.A. Croson Company leases warehouse and office space from Mr. Croson under a month to month lease. AMPAM J.A. Croson Company made lease payments totaling $57,780 during the year 2002 to Mr. Croson under this lease. In September 1997 AMPAM Commercial Midwest entered into a five-year lease for its Columbus, Ohio, facilities with David A. Croson, son of Mr. Croson. In 2002, AMPAM Commercial Midwest made lease payments totaling $125,964 to David Croson and incurred 27.3% of the maintenance costs on the facility as per the lease agreement.

         AMPAM Commercial Sherwood Mechanical leases warehouse and office space from Poway Land Associates, LLC under a lease that will expire on August 31, 2003. Mr. Sherwood owns 90% of the membership interests of Poway Land Associates, LLC. AMPAM Commercial Sherwood Mechanical made lease payments totaling $137,113 during the year 2002 to Poway Land Associates, LLC under this lease. According to the terms of this lease, rent expense will increase 3% annually.

         AMPAM Atlas Plumbing leased two facilities from Atlas Real Estate, LLC. Mr. Turner and immediate family hold a 40% membership interest in this company. One of the leases was canceled on September 30, 2002 after AMPAM Atlas vacated the facility and the facility was sold to a third party. The remaining lease is a ten-year lease, which commenced on June 1, 1999. AMPAM Atlas Plumbing made lease payments totaling $129,450 during the year 2002 to Atlas Real Estate. The annual rental rate increases by a rate based on the consumer price index. AMPAM Atlas Plumbing also leases its main office and warehouse space from Owens, LLC under a lease that will expire on August 31, 2009. Mr. Turner and immediate family hold a 76% membership interests in this company. AMPAM Atlas Plumbing made lease payments totaling $165,600 during the year 2002 to Owens, LLC under this lease. The annual rental rate under this lease also increases in accordance with the consumer price index.

         AMPAM LDI Mechanical Corporation leases two facilities from Smith Properties, LLC, owned by Mr. Smith. Both leases will expire on February 28, 2005. AMPAM LDI Mechanical made lease payments totaling $240,676 to Smith Properties during the year 2002 under these leases. Future minimum lease payments under these leases will be determined based on the greater of future increases in the consumer price index or 5%.

         AMPAM Parks Mechanical leases two facilities from Charles E. Parks III and immediate family. Both leases are month to month and are expected to continue. AMPAM Parks Mechanical made lease payments totaling $204,000 to Mr. Park's immediate family during the year 2002 on the first lease. AMPAM Parks Mechanical made lease payments totaling $39,966 during 2002 to Mr. Parks and immediate family on the second lease. During 2002, AMPAM Parks Mechanical provided plumbing materials and labor at a cost of $77,000 to Mr. Parks and immediate family for construction of private residences. This amount was repaid in 2003.

         AMPAM believes that the lease transactions described above are on terms no less favorable to AMPAM than could reasonably have been obtained in arms' length transactions with independent third parties.


                             AUDIT COMMITTEE REPORT


         In accordance with the written charter of the Audit Committee adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of AMPAM. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. A copy of the Audit Committee charter was previously filed with the Securities and Exchange Commission as a part of the Company's definitive proxy statement filed April 30, 2001. The Audit Committee is composed of three non-employee directors. The audit committee members are deemed by the Board to be independent as defined by the standards of the New York Stock Exchange. In connection with the fiscal 2002 audit, the Audit Committee has:

         o reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent accountants, AMPAM's audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2002,

         o discussed with Deloitte & Touche LLP the matters required by Statement of Accounting Standards No. 61, as amended, and

         o received from and discussed with Deloitte & Touche LLP the communications from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 regarding their independence.

         Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in AMPAM's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Dr. Albert W. Niemi, Jr., Chairman
Mr. Richard M. Pollard
Ms. Susan O. Rheney

         The following fees were paid to Deloitte & Touche LLP, the Company's independent accountants for services rendered in 2001 and 2002.

                                                   2001         2002
Audit Fees                                     $  324,000   $  290,000
Tax Fees                                          202,000      211,000
System Design and Implementation Fees              47,000       22,000
All Other Fees                                    100,000           --
                                               ----------   ----------
Total Fees Paid to Deloitte & Touche LLP       $  673,000   $  523,000


         Audit Fees represent the aggregate fees paid to Deloitte & Touche LLP for professional services rendered for the audit of AMPAM's annual financial statements for the fiscal years ended December 31, 2001 and 2002 and for the reviews of the financial statements included in AMPAM's quarterly reports on Form 10-Q for the same fiscal years.

         Tax Fees represent fees paid to Deloitte & Touche LLP for tax compliance and consulting services for the fiscal years ended December 31, 2001 and 2002.

         Systems Design and Implementation Fees represent the aggregate fees paid to Deloitte & Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal years ended December 31, 2001 and 2002.

         All Other Fees represent the aggregate fees paid to Deloitte & Touche LLP for services other than the services described under "Audit Fees", "Tax Fees" and " Systems Design and Implementation Fees" above, for the fiscal years ended December 31, 2001 and 2002. These fees primarily relate to financial consulting on certain contemplated business ventures.

         The Audit Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independent accountant's independence. After reviewing the scope of the work and fees paid for these services, the Audit Committee has determined the provision of these services by Deloitte & Touche LLP resulted in no independence issue.

                            EQUITY COMPENSATION PLANS

         In February 1999, the Board of Directors and stockholders of AMPAM adopted the Company's 1999 Stock Plan which provides for the granting of incentive or nonqualified stock options, stock appreciation rights, restricted or phantom stock, and other incentive awards to directors, officers, key employees and consultants of the Company. The number of shares authorized and reserved for issuance under the plan is the greater of 3.7 million shares or 15% of the aggregate number of shares of common stock outstanding. Outstanding stock options issued under the plan are as follows:


                                                                                                      Number of securities
                                        Number of Securities to be         Weighted average          remaining available for
                                         issued upon exercise of          exercise price of           future issuance under
                                           outstanding options            outstanding options       equity compensation plans
Equity compensation plans approved
by stockholders                                          2,230,416       $                 8.40                     1,469,584

Equity compensation plans not
approved by stockholders                                        --                           --                            --
                                         -------------------------       ----------------------      ------------------------
Total                                                    2,230,416       $                 8.40                     1,469,584
                                         =========================       ======================      ========================

                              STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal at the 2004 annual meeting of stockholders and who requests inclusion of the proposal in AMPAM's 2004 proxy statement and form of proxy in accordance with applicable Securities and Exchange Commission rules must file such proposal with AMPAM by December 31, 2003. AMPAM's bylaws also require advance notice of other proposals by stockholders to be presented for action at an annual meeting. In the case of the 2004 annual meeting, the required notice must be received by AMPAM's Secretary between December 1, 2003 and December 31, 2003. The bylaws require that the notice must contain prescribed information, including a description of the proposal and the reasons for bringing it before the meeting, proof of the proponent's status as a stockholder and the number of shares held and a description of any material interest of the proponent in the proposal, as well as other procedural requirements. A copy of the bylaws describing the requirements for notice of stockholder proposals may be obtained by writing AMPAM's Secretary at 1950 Louis Henna Blvd., Round Rock, Texas 78664.

                              DIRECTOR NOMINATIONS


         AMPAM's bylaws provide that a stockholder may nominate a director for election if the stockholder sends a notice to AMPAM's Secretary providing the name of the nominee and information regarding the nominee that would be required to be disclosed in the proxy statement together with proof of the stockholder's status as a stockholder and the number of shares held and a description of all arrangements and understandings between the stockholder and each nominee and any other person pursuant to which the nomination is to be made by the stockholder. Such notice and the requisite accompanying information must be provided to AMPAM, in the case of the 2004 annual meeting, between December 1 and December 31, 2003. A copy of the bylaws describing the requirements for nomination of director candidates by stockholders may be obtained by writing AMPAM's Secretary at the address shown above.

                               GENERAL INFORMATION


         The cost of solicitation of proxies will be borne by AMPAM. Proxies may be solicited on AMPAM's behalf by its directors, officers or employees in person or by telephone, electronic transmission or facsimile transmission without additional compensation.

         The Board of Directors does not intend to bring any other matters before the meeting and has not been informed that any other matters are to be properly presented to the meeting by others. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best, unless authority to do so is withheld by you in the proxy card.

                                 By Order of the Board of Directors



                                 /s/ Robert A. Christianson
                                 -----------------------------------
                                 Robert A. Christianson
                                 Chairman of the Board

PROXY              AMERICAN PLUMBING AND MECHANICAL, INC.                 PROXY
            ANNUAL MEETING OF STOCKHOLDERS--TO BE HELD MAY 29, 2003


         The undersigned hereby constitutes and appoints Robert A. Christianson and James A. Croson, and each of them, acting in the absence of others, as proxies of the undersigned, with full power of substitution in the premises to each of them, to appear and vote, as designated herein, all shares of the Common Stock, $.01 par value per share, of American Plumbing and Mechanical, Inc. (the "Company") held of record by the undersigned as of April 15, 2003 at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Marriott North Hotel, 2600 La Frontera Blvd., Round Rock, Texas on May 29, at 3:00 pm, local time, and at any and all postponements or adjournments thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BELOW BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2, AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF.

1.       To elect the directors listed below:

         Class I Director (term expires April 200)

RICHARD M. POLLARD                     FOR      AGAINST      WITHHOLD AUTHORITY
                                    ---      ---          ---

LLOYD C. SMITH                         FOR      AGAINST      WITHHOLD AUTHORITY
                                    ---      ---          ---

STEPHEN A. TURNER                      FOR      AGAINST      WITHHOLD AUTHORITY
                                    ---      ---          ---

2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any and all postponements or adjournments thereof.

         IMPORTANT: In signing this proxy, please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. EACH JOINT TENANT MUST SIGN.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders relating to this meeting.


                                        ---------------------------------------
                                        [Printed name]

                                        ---------------------------------------
                                        Signature of Stockholder

                                        ---------------------------------------
                                        (Additional signature if held jointly)

                                        ---------------------------------------
                                        (Number of shares of Common Stock held
                                        on Record Date)


                                        DATED:                  , 2003
                                              ------------------

PLEASE MARK, SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE.

PROXY                   AMERICAN PLUMBING AND MECHANICAL, INC.            PROXY

             ANNUAL MEETING OF STOCKHOLDERS--TO BE HELD MAY 29, 2003


         The undersigned hereby constitutes and appoints Robert A. Christianson and James A. Croson, and each of them, acting in the absence of others, as proxies of the undersigned, with full power of substitution in the premises to each of them, to appear and vote, as designated herein, all shares of the Class B Common Stock, $.01 par value per share, of American Plumbing and Mechanical, Inc. (the "Company") held of record by the undersigned as of April 15, 2003 at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Marriott North Hotel, 2600 La Frontera Blvd., Round Rock, Texas on May 29, at 3:00 pm, local time, and at any and all postponements or adjournments thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BELOW BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2, AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF.

1.       To elect the directors listed below:

         Class I Director (term expires April 2006)

RICHARD M. POLLARD                     FOR      AGAINST      WITHHOLD AUTHORITY
                                    ---      ---          ---

LLOYD C. SMITH                         FOR      AGAINST      WITHHOLD AUTHORITY
                                    ---      ---          ---

STEPHEN A. TURNER                      FOR      AGAINST      WITHHOLD AUTHORITY
                                    ---      ---          ---


2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any and all postponements or adjournments thereof.



         IMPORTANT: In signing this proxy, please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. EACH JOINT TENANT MUST SIGN.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders relating to this meeting.


                                        ---------------------------------------
                                        [Printed name]

                                        ---------------------------------------
                                        Signature of Stockholder

                                        ---------------------------------------
                                        (Additional signature if held jointly)

                                        ---------------------------------------
                                        (Number of shares of Class B Common
                                        Stock held on Record Date)


                                        DATED:                  , 2003
                                              ------------------


PLEASE MARK, SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE.

PROXY                 AMERICAN PLUMBING AND MECHANICAL, INC.              PROXY

             ANNUAL MEETING OF STOCKHOLDERS--TO BE HELD MAY 29, 2003


         The undersigned hereby constitutes and appoints Robert A. Christianson and James A. Croson, and each of them, acting in the absence of others, as proxies of the undersigned, with full power of substitution in the premises to each of them, to appear and vote, as designated herein, all shares of the Series A Preferred Stock, $.01 par value per share, of American Plumbing and Mechanical, Inc. (the "Company") held of record by the undersigned as of April 15, 2003 at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Marriott North Hotel, 2600 La Frontera Blvd., Round Rock, Texas on May 29, at 3:00 pm, local time, and at any and all postponements or adjournments thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BELOW BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2, AND, ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY AND ALL POSTPONEMENTS OR ADJOURNMENTS THEREOF.

1.       To elect the directors listed below:

         Class I Director (term expires April 2006)


RICHARD M. POLLARD                     FOR      AGAINST      WITHHOLD AUTHORITY
                                    ---      ---          ---

LLOYD C. SMITH                         FOR      AGAINST      WITHHOLD AUTHORITY
                                    ---      ---          ---

STEPHEN A. TURNER                      FOR      AGAINST      WITHHOLD AUTHORITY
                                    ---      ---          ---

2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any and all postponements or adjournments thereof.



         IMPORTANT: In signing this proxy, please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. EACH JOINT TENANT MUST SIGN.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders relating to this meeting.


                                        ---------------------------------------
                                        [Printed name]

                                        ---------------------------------------
                                        Signature of Stockholder

                                        ---------------------------------------
                                        (Additional signature if held jointly)

                                        ---------------------------------------
                                        (Number of shares of Series A Preferred
                                        Stock held on Record Date)


                                        DATED:                  , 2003
                                              ------------------

PLEASE MARK, SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED
ENVELOPE.